UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2010
NUVASIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
7475 Lusk Boulevard, San Diego, California 92121
(Address of principal executive offices, with zip code)
(858) 909-1800
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Item 8.01	Other Events
On February 26, 2010, NuVasive, Inc. issued two press releases announcing that each Aetna and United Healthcare reversed their respective previous policies that labeled XLIF as experimental and investigational.
As previously announced, NuVasive posts updates regarding the policy status of the larger insurance companies in the United States with respect to XLIF on its investor relations page of its corporate website at www.nuvasive.com. NuVasive will post an update on its website related to the subject matter covered by the press releases and invites the public to visit the website to stay informed of this and other updates. Copies of the press releases are furnished as Exhibit 99.1 and Exhibit 99.2 hereto.
NuVasive cautions you that statements included in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to: the uncertain process of seeking regulatory approval or clearance for NuVasive’s products or devices, including risks that such process could be significantly delayed; the risk that government or private payers may deny reimbursement to hospitals for use of the Nuvasive’s products; the risk that NuVasive may be unsuccessful in its efforts to convince government or private payers to provide adequate reimbursement for its products; the possibility that the FDA may require significant changes to NuVasive’s products or clinical studies; the risk that products may not perform as intended and may therefore not achieve commercial success; the risk that competitors may develop superior products or may have a greater market position enabling more successful commercialization; the risk that additional clinical data may call into question the benefits of NuVasive’s products to patients, hospitals and surgeons; and other risks and uncertainties more fully described in NuVasive’s press releases and periodic filings with the Securities and Exchange Commission. NuVasive’s public filings with the Securities and Exchange Commission are available at www.sec.gov. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

99.1	Press release issued by NuVasive, Inc. on February 26, 2010, announcing Aetna’s reversal of reimbursement policy related to XLIF
99.2	Press release issued by NuVasive, Inc. on February 26, 2010, announcing United Healthcare’s reversal of reimbursement policy related to XLIF

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.
Date: February 26, 2010	By:	/s/ Alexis V. Lukianov
Alexis V. Lukianov
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document
99.1	Press release issued by NuVasive, Inc. on February 26, 2010, announcing Aetna’s reversal of its reimbursement policy related to XLIF
99.2	Press release issued by NuVasive, Inc. on February 26, 2010, announcing United Healthcare’s reversal of its reimbursement policy related to XLIF